                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ------------------------

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 15, 1999

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

           Virginia                      0-25762          54-1719855
-------------------------------        ------------    -------------------
(State or other jurisdiction of        (Commission      (IRS Employer
        incorporation)                  File Number)   Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia                23060
--------------------------------------------------               --------
   (Address of principal executive offices)                     (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable


ITEM 5.             OTHER EVENTS
                    The November 1999 monthly Certificateholder's Statements to investors were distributed December 15, 1999.

ITEM 7 (c).         EXHIBITS

                    The following are filed as exhibits to this Report under
                    Exhibit 20:

                    1.  November Performance Summary

                    2.  Series 1995-1 Class A and Class B Certificateholder's
                            Statements for the month of November 1999.

                    3.  Series 1995-3 Class A and Class B Certificateholder's
                            Statements for the month of November 1999.

                    4.  Series 1996-1 Class A and Class B Certificateholder's
                            Statements for the month of November 1999.

                    5.  Series 1996-2 Class A and Class B Certificateholder's
                            Statements for the month of November 1999.

                    6.  Series 1996-3 Class A and Class B Certificateholder's
                            Statements for the month of November 1999.

                    7.  Series 1997-1 Class A and Class B Certificateholder's
                            Statements for the month of November 1999.

                    8.  Series 1997-2 Class A and Class B Certificateholder's
                            Statements for the month of November 1999.

                    9.  Series 1998-1 Class A and Class B Certificateholder's
                            Statements for the month of November 1999.

                    10. Series 1998-3 Class A and Class B Certificateholder's
                            Statements for the month of November 1999.

                    11. Series 1998-4 Class A and Class B Certificateholder's
                            Statements for the month of November 1999.

                    12. Series 1999-1 Class A and Class B Certificateholder's
                            Statements for the month of November 1999

                    13. Series 1999-2 Class A and Class B Certificateholder's
                            Statements for the month of November 1999

                    14. Series 1999-3 Class A and Class B Certificateholder's
                            Statements for the month of November 1999

                    15. Trust Excess Spread Analysis


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



                                    SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                      CAPITAL ONE MASTER TRUST

                                      By:  CAPITAL ONE BANK
                                           Servicer

                                      By:  /s/ David M. Willey
                                           ----------------------------------
                                           David M. Willey
                                           Senior Vice President and Treasurer

Date:  December 15, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                              ------------------





                                    EXHIBITS

                                       TO

                                    FORM 8-K






                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                      SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                EXHIBITS                                                        PAGE
-------               --------                                                        -------------
     1                November Performance Summary                                            07

     2                Series 1995-1 Class A and Class B Certificate-
                      holder's Statements for the month of November 1999                      09

     3                Series 1995-3 Class A and Class B Certificate-
                      holder's Statements for the month of November 1999                      11

     4                Series 1996-1 Class A and Class B Certificate-
                      holder's Statements for the month of November 1999                      13

     5                Series 1996-2 Class A and Class B Certificate-
                      holder's Statements for the month of November 1999                      15

     6                Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of November 1999                      17

     7                Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of November 1999                      19

     8                Series 1997-2 Class A and Class B Certificate-
                      holder's Statements for the month of November 1999                      21

     9                Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of November 1999                      24

     10               Series 1998-3 Class A and Class B Certificate-
                      holder's Statements for the month of November 1999                      27

     11               Series 1998-4 Class A and Class B Certificate-
                      holder's Statements for the month of November 1999                      30

     12               Series 1999-1 Class A and Class B Certificate-
                      holder's Statements for the month of November 1999                      32

     13               Series 1999-2 Class A and Class B Certificate-
                      holder's Statements for the month of November 1999                      34

     14               Series 1999-3 Class A and Class B Certificate-

                      holder's Statements for the month of November 1999                      36

     15               Trust Excess Spread Analysis                                            38



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